SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        ___________________


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): August 31, 1996


                        ALPHA SOLARCO, INC.

     (Exact name of Registrant as specified in its Charter)


    Colorado               0-9376                31-0944136
(State or other     (Commission File No.)    (IRS Employer
jurisdiction of                               Identification Number)
incorporation)

510 E. University Drive, Phoenix, AZ             85004
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: 602-252-3055



                                 N/A
(Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

On August 31, 1996, the Board of Directors of Alpha Solarco, Inc., a Colorado corporation ("Alpha") adopted a Stock Exchange Agreement dated as of May 26, 1996 by and among Alpha, Premier Sales Corporation, Ltd., a Channel Islands corporation ("PSC"), East-West Trading Corporation, Ltd., a West Indies corporation ("EWT"), Karston Electronics, Ltd., a British Virgin Islands corporation ("KEL") collectively known as the "Companies", as amended, (the "Agreement").

Pursuant to the Agreement, effective as of August 31, 1996, the Companies collectively exchanged 9,000,000 shares of their common stock in Cyber Real Estate, Inc. ("Cyber"), a Nevada corporation, which includes a subsidiary corporation, Cyber Real Estate of Illinois, Inc., whose sole asset is real property, including an improved structure and all the furnishings and equipment contained therein, located at 830 Edgebrook Drive, Dekalb, Illinois. In return for the 9,000,000 shares of common stock in Cyber, Alpha exchanged 625,000 shares of its common stock valued at $2.00 per share, for a total value of $1,250,000. No compensation or value was exchanged under the Agreement other than the 9,000,000 shares of common stock of Cyber and the 625,000 shares of common stock of Alpha. The 9,000,000 Cyber shares exchanged represented a majority interest in Cyber Real Estate, Inc. For purposes of the Stock Exchange Agreement only, the Alpha shares were determined to be equivalent to $2.00 per share. Alpha shares are registered, and the price of Alpha common stock is reported, on the Nasdaq SmallCap Market. The Companies and Alpha exchanged their respective shares in a private transaction not involving a "public offering" as that term is used in Section 4(2) of the Securities Act of 1933, as amended.

The assets so acquired, being the real property located at 830
Edgebrook Drive, Dekalb, Illinois, and the building and all furnishings and equipment contained therein were leased as commercial office space by Cyber as a part of its business operations, and the nature of the business in which these assets were used by Cyber will continue unchanged in purpose under control by Alpha.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements of Cyber for the year ended December 31, 1995 and for the quarter ended March 31, 1996 will be filed separately by amendment hereto.

(b) Proforma financial information

The proforma financial information will be filed separately by amendment hereto.


(c) Exhibits

Exhibit No.    Description                      Page

2              Stock Exchange Agreement as of
               August 31, 1996 by and
              among Premier Sales
              Corporation, Ltd., a
              Channel Islands corporation ("PSC")
              East-West Trading Corporation,
              Ltd., a West Indies corporation
              ("EWT"), Karston Electronics,
              Inc., a British Virgin
              Islands corporation ("KEL")
              collectively known as
              the "Companies" and Alpha
              Solarco, Inc., a Colorado
              corporation with its principal
              place of business at 510
              E. University Dr., Phoenix,
              AZ 85005 ("Alpha").

23            Consent of Spaeth & Batterberry          *


* To be filed by amendment with the financial statements.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ALPHA SOLARCO, INC.



Date:  October 15, 1996       By: /s/ Edward C. Schmidt
                              Edward C. Schmidt, President


                      STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (this "Agreement" ) is made this ___ day of May, 1996, by and between Premier Sales Corporation, Ltd., a foreign corporation ("PSC") East-West Trading Corporation, Ltd., a foreign corporation ("EWT"), Karston Electronics, Ltd., a foreign corporation ("KEL") collectively known as the "Companies' and, Alpha Solarco, Inc., a Colorado corporation with its principal place of business at 510 E. University Dr., Phoenix, AZ 85004 ("Alpha').

                               PREMISES

    A. The companies collectively desire to exchange 9,000,000 shares of their common stock in Cyber Real Estate, inc., a Nevada corporation, which includes a subsidiary corporation, Cyber Real Estate of Illinois, Inc., whose sole asset is the property located at: 830 Edgebrook Drive, DeKalb, Illinois, and all the furnishings and equipment contained therein, FOR, 625,000 shares of common stock in Alpha valued at $2.00 per share or, $1,250,000; and

    B. Alpha desires to exchange 625,000 shares of its common stock valued at $2.00 per share or, $1,250,000 FOR, 9,000,000 shares of common stock in Cyber Real Estate and, its subsidiary, Cyber Real
Estate of Illinois; and

    D. The Companies and Alpha desire to exchange their respective shares in a private transaction not involving a public offering as that term is used in Section 4(2) of the Securities Act of 1933, as amended, (the 'Securities Act").

                                 AGREEMENT

    BASED on the above Premises, which are hereby incorporated and in consideration of the mutual promises contained herein. the benefits to be derived by each party hereunder and other good and valuable consideration. the sufficiency of which is hereby expressly acknowledged, Cyber and Alpha agree as follows:

    1. PURPOSE

    On the basis of the representations and warranties contained herein and subject to the terms and conditions set forth herein, the Companies and Alpha agree to exchange Cyber shares for Alpha shares. That the 9,000,000 Cyber shares being exchanged will represent a majority interest in Cyber Real Estate, Inc. For purposes of this Agreement only, the Alpha shares shall be equivalent to $2.00 per share.

    2. DELIVERY OF THE SHARES

    Within 30 days of the date of closing as defined below, the Companies will deliver the Cyber shares to an Escrow Agent acceptable to both Alpha and Cyber and, Alpha will deliver the Alpha shares to the same Escrow Agent.

    3. EFFECTIVE DATE AND CLOSING

    The Closing shall be upon such date as the parties have satisfied their respective obligations and covenants contained herein, but shall not be later than May 31, 1996.



  4. MUTUAL REPRESENTATIONS AND WARRANTIES OF CYBER AND ALPHA

    The Companies hereby represent and warrant to Alpha and Alpha represents and warrants to the Companies that:

     A. Authority. This Agreement has been duly executed by the parties herein. The execution and performance of this Agreement will not violate or result in a breach of, or constitute a default in any agreement, instrument, judgement, order or decree to which either party is a party or to which either party is subject.

     B. Organization. Cyber Real Estate, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, and it has all corporate power necessary to engage in the business in which it presently engages. Alpha is a corporation duly organized, validity existing and in good standing under the laws of the state of Colorado, and it has all the power necessary to engage in the business in which it presently engages.

    C. Litigation. The party's respective shares are not subject to any claims or causes of action, and the parties are not defendants, nor plaintiffs against whom counterclaims have been asserted or reduced to judgement in any litigation that would affect this transaction. There are no proceedings threatened or pending before any federal, state or municipal governments, or any department, board, body or agency thereof involving the Cyber shares or the Alpha shares as of the date hereof.

     D. Legal Status. The shares of the parties are not issued in violation of the preemptive rights of any person or of any agreement to which the Companies or Alpha is bound.

     E. No Beneficial Interest. The shares of the parties are not subject to any interest or right of any third person.

   F. Compliance. The parties will transfer its shares in compliance with applicable laws concerning form, content and manner of preparation and execution.

     G. No Encumbrances. The parties will deliver their respective shares free and clear of any security interests, liens, restrictions, or encumbrances and each warrants that is has the full right and power to assign its interest in such shares and enter into and carry out this Agreement subject to satisfaction of SEC Rule 144 and say other similar rules, laws or regulations affecting the transferability of securities.

     H. Transfer. Each party agrees to warrant and forever defend the title to its respective shares delivered to the other party, its successors and assigns.

   I. Information. No represe ntation or warranty contained herein, nor statement in any document, certificate or schedule furnished or to be furnished pursuant of this Agreement by either party in connection with the transaction contemplated hereby, contains or contained any untrue statement of a material fact, nor does or will omit state a material fact necessary to make any statement of fact contained herein not misleading.

     J. Security Compliance. The parties herein represent to each other that:
    (i) The shares being exchanged is a private transaction and for investment purposes and not with a view to public resale or distribution.

    (ii) Neither will sell, transfer or otherwise dispose of the said shares being exchanged except in compliance with the Securities Act. Each party acknowledges that the other is issuing and delivering their respective shares of reliance on exemptions, including but not limited to Section 4(2) of the Securities Act.

    (iii) Each party acknowledges that it has been furnished with disclosure documents which each feel are necessary to make an economic decision to enact this stock exchange.

    (iv) Each party is fully aware of the applicable limitations on the resale of the securities.

    These restrictions for the most part are set forth in Rule 144. Rule 144 permits sales of restricted securities upon compliance with the requirements of such rule.

    (v) By reason of the parties knowledge and experience in financial and business matters in general, and investments in particular, the Companies and Alpha are capable of evaluating the merits and bearing the economic risks of an investment in the securities and fully understands the speculative nature of the securities and the possibility of loss.

    (vi) The present financial condition of either is such that it is under no present or contemplated need to dispose of any portion of the securities to satisfy an existing or contemplated undertaking, need or in debtedness

    (vii) Any and all certificates representing the securities, and any and all securities issued in replacement thereof or in exchange therefore, may bear the following legend, which each party has read and understands:

    The shares represented by this certificate have nor been registered under the Securities Act of 1933 (the "Securities Act") and are "restricted securities" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective Registration Statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. The availability of which is to be established to the satisfaction of the Company.

     K. Financial Advisors. Each party, in making its decision to acquire the respective shares of the other patty's shares relied solely on the advice of its principals, or its financial advisors and not on advice given by the agents, principals, consultants or employees of the other party.


    6. PRIVATE TRANSACTION

    Alpha and the Conpanies hereby represent and warrant to each other that the exchange of the Cyber shares for the Alpha shares and Alpha shares for Cyber shares is being made for investment only and neither company intends to sell hypothecate, give orotherwise dispose of any restricted shares transferred herein or any interest therein for distribution to the public. Alpha and the Companies acknowledge that this representation and warranty constitutes the basis upon which the other party is induced to enter into and perform its obligations under this Agreement.

    7. TERMINATION

    Either party may terminate this Agreement at anytime prior to the date of Closing if there is any actual or threatened action or proceeding by or before any court or any other governmental body which seeks to restrain, prohibit, or invalidate the transactions which this Agreement contemplates and which, in the judgment of the party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions which this Agreement contemplates.

     8.  MISCELLANEOUS

     A. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail postage prepaid, addressed as follows:

      Alpha Solarco, Inc.         Premier Sales Corporation,
      510 E. University Dr.       Ltd.
      Phoenix, AZ 85004           The Ave Sark
      Attn: Edward C. Schmidt     Channel islands GY9 053

      East-West Trading Corporation   Karston Electronics Ltd.
      Nations Bank Bldg.              Omar Hodge Building
      Memorial Square                 Wickham's Cay Tortola
      Nevis, West Indies              British Virgin Islands

    or to any other address which the parties may hereafter designate by notice. All notices shall be deemed to have been given as of the date of receipt,

    B. Entire Agreement. This instrument sets forth the entire agreement between the parties hereto and no prior written or oral statement or agreement shall be recognized or enforced.

    C. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of me Agreement shall remain in full force and effect. The clauses and provisions which the Court determines are void, illegal or unenforceable shall be limited so that they remain in effect to the extent permissible by law.

     D. Assignment. Neither party may assign this Agreement without the express written consent of the other party. However, if the other party consents to the assignment such assignment will be bind and inure to the benefit of the assignee

     E. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Arizona, the state in which this Agreernent will be performed.

     F. Venue. To the extent permitted by law, the parties agree that the federal and local courts in Utah shall have exclusive personal and subject matter jurisdiction and venue for any claim or dispute between the patties, irrespective of the nature or source of the claim or dispute.

The parties made this arrangement because the parties mutually desire to remove uncertainty as to such matters; one or more of the parties and their property are located in Arizona and; this Agreement has been negotiated and executed and will be performed in Arizona.

     G. Waiver of Jury Trial. To the extent permitted by law, the parties hereby irrevocably waive a jury trial in the event of litigation. The parties included this provision because of the cost and delay of a jury trial and because the parries believe that a jury trial would not be necessary to resolve any dispute or claim between them

     H. Attorney's Fees. If either patty institutes legal action or other proceeding (including, but not limited to, arbitration) to enforce or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation m connection with any of the provisions of this Agreement' or otherwise because of a dispute among the parties, the successful or prevailing party will be entitled to recover reasonable attorney's fees. Attorney's fees shall include fees for appeals, collections and other expenses incurred in such action or proceeding. Legal fees shall be awarded in audition to any other relief to which the prevailing party may be entitled.

     I. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer, any rights or remedies upon any person other than the parties hereto and their successors.

     J. Counterparts. The parties understand and agree that they may execute this Agreement in any number of identical counterparts, via facsimile or mail. Each counterpart shall be deemed an original for all purposes.

     K. Further Assurances. At any time and from time to time, after the date of this Agreement, each party will execute such additional instrument and take such actions as are reasonably necessary to confirm or perfect title to Cyber's shares or Alpha's shares or otherwise to carry out the intent and purposes of this Agreement.

     L. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right or remedy at law, or in equity, and may be enforced concurrently herewith. No waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by both parties. Any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

    M. Headings. The section and subsection headings in this Agreement are inserted for convenience only. In the event of a conflict between a heading and the text of this Agreement, the text shall control the meaning and interpretation of this Agreernent.

    IN WITNESS WHEREOF, the parties hereto have executed this Stock Exchange Agreement.

    DATED this 31st day of August, 1996.

    Premier Sales Corporation, Ltd. Karaston Electronics, Ltd.

    By: /s/Simon Peter Elmont       By: /s/ Colin Foster
    Name: Simon Peter Elmont        Name: Colin Foster
    Title: President                Title: First Secretaries Inc.

    Alpha Solarco Inc.              East-West Trading Corporation

    By: /s/ Edward Schmidt           By: /s/ Muriel Atkin
    Name: Edward Schmidt             Name: Muriel Atkin
    Title: President                 Title: First Secretaries Inc.